DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Focus Global Growth Fund (the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectus dated March 28, 2014

The following replaces the information in the section entitled “Fund summaries – Delaware Focus Global Growth Fund – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Sub-advisor

Effective May 1, 2014, Jackson Square Partners, LLC (JSP) is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

Portfolio managers	Title with JSP	Start date on the Fund
Gregory M. Heywood, CFA	Portfolio Manager, Equity Analyst	December 2008
Patrick G. Fortier, CFA	Portfolio Manager, Equity Analyst	December 2008
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	December 2008

The following information is added after the last paragraph in the section entitled “Who manages the Funds – Sub-advisor”:

Effective May 1, 2014, Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LLC, a Delaware limited liability company. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services with JSP.

The following replaces the information in the section entitled “Who manages the Funds – Portfolio managers – Delaware Focus Global Growth Fund”:

Delaware Focus Global Growth Fund

Gregory M. Heywood, Patrick G. Fortier, and Christopher J. Bonavico have primary responsibility for making day-to-day investment decisions for the Fund.

Gregory M. Heywood, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Gregory M. Heywood became a member of Jackson Square Partners, at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, he was a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003, where he was responsible for emerging market equity research. From 1993 to 1995, he was an analyst at Globalvest Management and Valuevest Management, where he researched emerging market and developed international market companies. Heywood received a bachelor’s degree in economics and an MBA in finance from the University of California at Berkeley.

Patrick G. Fortier, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Patrick G. Fortier became a member of Jackson Square Partners, at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Christopher J. Bonavico became a member of Jackson Square Partners, at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 5, 2014.